                                   Exhibit 6

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of August, 1997.

                                             /s/ James H. Devlin
                                             ----------------------------------
                                             James H. Devlin

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 1997.

                                              /s/ Charles H. Erhart, Jr.
                                              --------------------------------
                                              Charles H. Erhart, Jr.

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 1997.

                                             /s/ Joel F. Gemunder
                                             ----------------------------------
                                             Joel F. Gemunder

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of August, 1997.


                                             /s/ Lawrence J. Gillis
                                             ----------------------------------
                                             Lawrence J. Gillis

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 1997.

                                             /s/ Thomas C. Hutton
                                             ----------------------------------
                                             Thomas C. Hutton

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of August, 1997.

                                             /s/ Walter L. Krebs
                                             ----------------------------------
                                             Walter L. Krebs

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                   IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of August, 1997.

                                             /s/ Sandra E. Laney
                                             ----------------------------------
                                             Sandra E. Laney

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 1997.

                                             /s/ John M. Mount
                                             ----------------------------------
                                             John M. Mount

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of August, 1997.

                                             /s/ Paul C. Voet
                                             ----------------------------------
                                             Paul C. Voet

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of August, 1997.

                                             /s/ George J. Walsh III
                                             ----------------------------------
                                             George J. Walsh III

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1997 Stock Incentive Plan.

                   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of August, 1997.

                                             /s/ Kevin J. McNamara
                                             ----------------------------------
                                             Kevin J. McNamara